EXHIBIT 4.1 – SPECIMEN SHARE CERTIFICATE

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    }{                        Britton International Inc.                 }{

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    }{           INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA      }{

    }{     100,000,000 SHARES COMMON STOCK AUTHORIZED, $0.0001 PAR VALUE }{

    }{                                                                   }{

    }{               NUMBER                                     SHARES   }{

    }{  This         ------                                     ------   }{

    }{  certifies                                                        }{

    }{  that                                                             }{

    }{                                                                   }{

    }{                                                                   }{

    }{  is the owner of                                                  }{

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    }{                                                                   }{

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    }{        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF    }{

    }{                                                                   }{

    }{                        Britton International Inc.                 }{

    }{                                                                   }{

    }{ transferable on  the books  of the  corporation  in  person  or   }{

    }{ by  duly authorized  attorney upon surrender of this certificate  }{

    }{ properly endorsed. This certificate and the shares represented    }{

    }{ hereby are subject to the laws of the State of Nevada, and to the }{

    }{ Certificate of Incorporation and Bylaws of the Corporation as now }{

    }{ or hereafter  amended.  This certificate is not valid unless      }{

    }{ countersigned  by the Transfer  Agent.                            }{

    }{                                                                   }{

    }{ WITNESS the facsimile seal of the Corporation and the signature   }{

    }{ of its duly authorized officers                                   }{

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    }{ DATED                                                             }{

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    }{       The shares of stock represented by this certificate have not}{

    }{       been registered under the Securities Act of 1933, as amended}{

    }{       and  may  not  be  sold  or  otherwise   transferred        }{

    }{       unless compliance with the registration  provisions of such }{

    }{       Act has been made or unless  availability  of an exemption  }{

    }{       from such registration provisions has been established, or  }{

    }{       unless sold pursuant to rule 144 under the Securities Act of}{

    }{       1933.                                                       }{

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    }{        /s/ Jacek Oscilowicz                                       }{

    }{             PRESIDENT/        (SEAL)                              }{

    }{             SECRETARY                                             }{

    }{                                                                   }{

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